Vanguard® Core-Plus Bond Fund
Schedule of Investments (unaudited)
As of December 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (49.5%)
U.S. Government Securities (35.9%)
	United States Treasury Note/Bond	0.125%	7/31/23	30,000	29,761
	United States Treasury Note/Bond	0.375%	10/31/23	6,000	5,966
	United States Treasury Note/Bond	0.375%	9/15/24	10,000	9,858
	United States Treasury Note/Bond	0.625%	10/15/24	22,000	21,821
	United States Treasury Note/Bond	0.875%	9/30/26	20,000	19,644
	United States Treasury Note/Bond	1.250%	11/30/26	14,000	13,993
	United States Treasury Note/Bond	1.250%	9/30/28	9,000	8,896
	United States Treasury Note/Bond	1.375%	10/31/28	7,000	6,971
[1,2]	United States Treasury Note/Bond	1.250%	8/15/31	7,500	7,329
	United States Treasury Note/Bond	5.000%	5/15/37	4,000	5,817
	United States Treasury Note/Bond	2.250%	5/15/41	3,500	3,671
	United States Treasury Note/Bond	2.000%	11/15/41	7,000	7,067
	United States Treasury Note/Bond	3.000%	2/15/47	1,000	1,211
	United States Treasury Note/Bond	3.000%	5/15/47	9,000	10,922
	United States Treasury Note/Bond	2.000%	8/15/51	7,000	7,135
					160,062
Conventional Mortgage-Backed Securities (13.6%)
[3,4]	Ginnie Mae II Pool	2.000%	1/15/52	3,500	3,531
[3,4]	Ginnie Mae II Pool	2.500%	1/15/52	2,500	2,562
[3,4]	Ginnie Mae II Pool	3.000%	1/15/52	4,500	4,657
[3,4,5]	UMBS Pool	1.500%	1/25/37–2/25/52	2,500	2,411
[3,4,5]	UMBS Pool	2.000%	1/25/37–1/25/52	25,140	25,417
[3,4,5]	UMBS Pool	2.500%	10/1/50–1/25/52	827	934
[3,4,5]	UMBS Pool	3.000%	12/1/51–2/25/52	13,491	13,996
[3,4,5]	UMBS Pool	3.500%	1/25/52–3/25/52	5,500	5,774
[3,5]	UMBS Pool	4.000%	7/1/47	805	865
[3,4,5]	UMBS Pool	4.500%	5/1/50–1/25/52	689	739
					60,886
Nonconventional Mortgage-Backed Securities (0.0%)
[3,5]	Freddie Mac REMICS	2.000%	1/25/52	207	204
Total U.S. Government and Agency Obligations (Cost $221,504)					221,152
Asset-Backed/Commercial Mortgage-Backed Securities (2.7%)
[3]	BANK Series 2019-BN23	2.920%	12/15/52	1,300	1,375
[3]	CD Mortgage Trust Series 2017-CD4	3.514%	5/10/50	1,130	1,214
[3]	Citigroup Commercial Mortgage Trust Series 2015-GC31	3.762%	6/10/48	1,300	1,386
[3]	COMM Mortgage Trust Series 2015-CR27	3.612%	10/10/48	1,300	1,385

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[3,5]	FHLMC Multifamily Structured Pass-Through Certificates Series K028	3.111%	2/25/23	596	608
[3,5,6]	FHLMC Multifamily Structured Pass-Through Certificates Series K069	0.362%	9/25/27	1,669	33
[3,5,6]	FHLMC Multifamily Structured Pass-Through Certificates Series K135	0.191%	10/25/31	13,000	218
[3,5,6]	FHLMC Multifamily Structured Pass-Through Certificates Series KG05	0.312%	1/25/31	4,915	127
[3,5,6]	FHLMC Multifamily Structured Pass-Through Certificates Series KG06	0.532%	10/25/31	8,999	410
[3,5,6]	FHLMC Multifamily Structured Pass-Through Certificates Series KSG2	0.122%	11/25/31	17,708	208
[3,7]	Ford Credit Auto Owner Trust Series 2018-1	3.190%	7/15/31	500	525
[3,7]	JP Morgan Mortgage Trust Series 2021-15	3.000%	6/25/52	2,000	2,034
[3]	JPMBB Commercial Mortgage Securities Trust Series 2014-C18	4.439%	2/15/47	700	735
[3]	JPMBB Commercial Mortgage Securities Trust Series 2015-C31	3.801%	8/15/48	1,295	1,367
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29	4.734%	5/15/49	100	102
[3,7]	Palisades Center Trust Series 2016-PLSD	2.713%	4/13/33	350	327
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $12,089)					12,054
Corporate Bonds (32.6%)
Communications (2.4%)
	AT&T Inc.	1.700%	3/25/26	283	282
	AT&T Inc.	4.350%	3/1/29	283	318
	AT&T Inc.	4.900%	8/15/37	113	136
	AT&T Inc.	6.300%	1/15/38	140	191
	AT&T Inc.	3.100%	2/1/43	73	71
	AT&T Inc.	5.150%	2/15/50	226	290
	AT&T Inc.	3.550%	9/15/55	254	254
	AT&T Inc.	3.800%	12/1/57	60	63
	AT&T Inc.	3.650%	9/15/59	85	86
[7]	Cable One Inc.	4.000%	11/15/30	280	276
[7]	CCO Holdings LLC	5.000%	2/1/28	130	135
[7]	CCO Holdings LLC	4.750%	3/1/30	130	136
	Charter Communications Operating LLC	3.750%	2/15/28	226	242
	Charter Communications Operating LLC	3.850%	4/1/61	283	267
	Comcast Corp.	2.350%	1/15/27	452	467
	Comcast Corp.	4.150%	10/15/28	141	160
	Comcast Corp.	3.750%	4/1/40	283	317
	Comcast Corp.	3.450%	2/1/50	73	78
[7]	Comcast Corp.	2.987%	11/1/63	367	349
[7]	CSC Holdings LLC	4.625%	12/1/30	70	66
[7]	Directv Financing LLC	5.875%	8/15/27	275	282
	Discovery Communications LLC	3.950%	3/20/28	113	123
	Discovery Communications LLC	6.350%	6/1/40	107	147
[7]	DISH DBS Corp.	5.250%	12/1/26	110	112

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Expedia Group Inc.	2.950%	3/15/31	209	209
[7]	Frontier Communications Holdings LLC	6.000%	1/15/30	130	131
[7]	Gray Escrow II Inc.	5.375%	11/15/31	140	144
	Interpublic Group of Cos. Inc.	3.375%	3/1/41	140	143
[7]	Level 3 Financing Inc.	4.250%	7/1/28	170	169
	Netflix Inc.	4.875%	4/15/28	200	228
[7]	News Corp.	3.875%	5/15/29	180	182
[7]	Nexstar Media Inc.	5.625%	7/15/27	260	274
	Sprint Corp.	7.125%	6/15/24	240	270
	Telefonica Emisiones SA	4.103%	3/8/27	170	187
	Telefonica Emisiones SA	5.213%	3/8/47	170	211
	Time Warner Cable LLC	4.500%	9/15/42	226	246
	T-Mobile USA Inc.	3.750%	4/15/27	253	274
	T-Mobile USA Inc.	2.625%	2/15/29	275	271
	T-Mobile USA Inc.	3.375%	4/15/29	100	102
	T-Mobile USA Inc.	3.000%	2/15/41	271	264
[7]	T-Mobile USA Inc.	3.400%	10/15/52	113	113
	Verizon Communications Inc.	3.000%	3/22/27	226	238
	Verizon Communications Inc.	2.550%	3/21/31	226	228
	Verizon Communications Inc.	4.750%	11/1/41	209	259
	Verizon Communications Inc.	4.862%	8/21/46	210	270
	Verizon Communications Inc.	5.012%	4/15/49	311	415
	ViacomCBS Inc.	4.750%	5/15/25	113	124
	ViacomCBS Inc.	4.200%	6/1/29	141	157
	ViacomCBS Inc.	4.375%	3/15/43	170	193
	ViacomCBS Inc.	4.950%	5/19/50	85	108
	Walt Disney Co.	3.700%	3/23/27	113	124
	Walt Disney Co.	4.750%	11/15/46	113	145
[7]	Zayo Group Holdings Inc.	4.000%	3/1/27	140	138
					10,665
Consumer Discretionary (3.3%)
[7]	1011778 BC ULC	3.875%	1/15/28	140	142
[3]	American Honda Finance Corp.	3.625%	10/10/23	315	330
[3]	American Honda Finance Corp.	0.750%	8/9/24	815	806
[8]	American Honda Finance Corp.	1.950%	10/18/24	200	240
[7]	Asbury Automotive Group Inc.	5.000%	2/15/32	400	413
	AutoZone Inc.	4.000%	4/15/30	179	200
	AutoZone Inc.	1.650%	1/15/31	30	28
[7]	BMW US Capital LLC	2.800%	4/11/26	390	408
	Boyd Gaming Corp.	4.750%	12/1/27	130	134
[7]	Carnival Corp.	5.750%	3/1/27	100	100
[7]	Carnival Corp.	4.000%	8/1/28	200	199
[7]	Cedar Fair LP	5.500%	5/1/25	260	270
[4,9,10,11]	Churchill Downs Inc. Bank Loan, 12M USD LIBOR + 2.000%	—%	12/27/24	997	992
[7]	Clarios Global LP	8.500%	5/15/27	130	138
[7]	Daimler Finance North America LLC	1.450%	3/2/26	791	784
	Dana Inc.	4.500%	2/15/32	65	65
	Ford Motor Co.	3.250%	2/12/32	250	256
	Ford Motor Credit Co. LLC	3.375%	11/13/25	200	207
	Ford Motor Credit Co. LLC	4.271%	1/9/27	190	205
	General Motors Co.	5.200%	4/1/45	170	210
	General Motors Financial Co. Inc.	1.250%	1/8/26	452	442
	Home Depot Inc.	1.375%	3/15/31	402	379
	Home Depot Inc.	2.750%	9/15/51	170	169
	Lennar Corp.	5.250%	6/1/26	1,554	1,747
[7]	Lithia Motors Inc.	4.625%	12/15/27	260	273

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[7]	Lithia Motors Inc.	3.875%	6/1/29	70	72
[7]	Live Nation Entertainment Inc.	6.500%	5/15/27	190	208
[7]	Live Nation Entertainment Inc.	3.750%	1/15/28	140	139
[7]	NCL Corp. Ltd.	5.875%	3/15/26	100	100
[7]	Nissan Motor Acceptance Co. LLC	2.450%	9/15/28	1,096	1,070
[7]	Nissan Motor Co. Ltd.	3.522%	9/17/25	1,808	1,895
[3,8]	Nissan Motor Co. Ltd.	3.201%	9/17/28	200	253
[7]	Thor Industries Inc.	4.000%	10/15/29	140	139
	Toll Brothers Finance Corp.	4.875%	3/15/27	250	280
[3,12]	Volkswagen Financial Services NV	1.125%	9/18/23	300	404
[3,8]	Volkswagen International Finance NV	3.375%	6/27/70	100	120
[3,8]	Volkswagen Leasing GmbH	1.375%	1/20/25	100	118
[7]	WMG Acquisition Corp.	3.750%	12/1/29	300	300
[4,9,10,11]	Wyndham Hotels & Resorts Inc. Bank Loan, 12M USD LIBOR + 1.750%	—%	5/30/25	399	395
					14,630
Consumer Staples (2.2%)
[7]	7-Eleven Inc.	1.800%	2/10/31	424	402
[7]	7-Eleven Inc.	2.500%	2/10/41	339	312
[7]	7-Eleven Inc.	2.800%	2/10/51	198	184
[8]	Altria Group Inc.	1.700%	6/15/25	100	118
	Altria Group Inc.	3.875%	9/16/46	170	165
	Altria Group Inc.	3.700%	2/4/51	170	159
	Anheuser-Busch InBev Worldwide Inc.	4.900%	1/23/31	520	626
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	429	466
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	441	555
[3,12]	BAT Capital Corp.	2.125%	8/15/25	100	135
	BAT Capital Corp.	4.540%	8/15/47	429	448
	BAT International Finance plc	1.668%	3/25/26	1,582	1,555
[8]	CK Hutchison Europe Finance 18 Ltd.	1.250%	4/13/25	100	118
	Constellation Brands Inc.	3.600%	2/15/28	791	854
	Constellation Brands Inc.	2.875%	5/1/30	876	898
	Constellation Brands Inc.	3.750%	5/1/50	283	310
	Kraft Heinz Foods Co.	3.875%	5/15/27	130	140
	Kraft Heinz Foods Co.	3.750%	4/1/30	330	357
	Kraft Heinz Foods Co.	4.875%	10/1/49	120	151
[7]	Performance Food Group Inc.	4.250%	8/1/29	140	139
	Philip Morris International Inc.	2.100%	5/1/30	887	871
	Philip Morris International Inc.	4.500%	3/20/42	106	123
[7]	Post Holdings Inc.	5.500%	12/15/29	200	210
[7]	Reckitt Benckiser Treasury Services plc	3.000%	6/26/27	565	599
					9,895
Energy (4.0%)
[7]	Antero Resources Corp.	5.375%	3/1/30	130	139
	Baker Hughes Holdings LLC	1.231%	12/15/23	200	201
	BP Capital Markets America Inc.	3.937%	9/21/28	339	376
	BP Capital Markets America Inc.	3.060%	6/17/41	226	229
[8]	BP Capital Markets plc	3.250%	6/22/70	100	120
	Canadian Natural Resources Ltd.	3.850%	6/1/27	200	215
	Canadian Natural Resources Ltd.	6.250%	3/15/38	113	149
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	700	775
	Cheniere Energy Partners LP	4.000%	3/1/31	130	137
[7]	Colgate Energy Partners III LLC	5.875%	7/1/29	180	186
[7]	ConocoPhillips	3.750%	10/1/27	320	350
[7]	ConocoPhillips	2.400%	2/15/31	213	214
[7]	ConocoPhillips	4.875%	10/1/47	57	75
[7]	Continental Resources Inc.	2.268%	11/15/26	200	199

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[7]	Continental Resources Inc.	2.875%	4/1/32	200	196
[7]	CrownRock LP	5.625%	10/15/25	130	133
	DCP Midstream Operating LP	5.625%	7/15/27	240	272
	Devon Energy Corp.	5.250%	9/15/24	226	244
	Devon Energy Corp.	4.750%	5/15/42	113	131
[7]	DT Midstream Inc.	4.125%	6/15/29	270	278
[7]	Endeavor Energy Resources LP	6.625%	7/15/25	130	138
	Energy Transfer LP	4.950%	5/15/28	845	940
	Energy Transfer LP	5.400%	10/1/47	339	400
[7]	EnLink Midstream LLC	5.625%	1/15/28	190	198
	Enterprise Products Operating LLC	3.700%	1/31/51	305	321
[8]	Exxon Mobil Corp.	0.142%	6/26/24	200	228
	Exxon Mobil Corp.	2.992%	3/19/25	452	475
	Exxon Mobil Corp.	2.995%	8/16/39	339	347
	Exxon Mobil Corp.	3.095%	8/16/49	226	229
[3]	Gazprom PJSC Via Gaz Capital SA	5.150%	2/11/26	550	590
[3]	Harvest Operations Corp.	1.000%	4/26/24	1,875	1,869
[3]	KazMunayGas National Co. JSC	5.375%	4/24/30	1,000	1,167
	Marathon Petroleum Corp.	5.125%	12/15/26	400	456
[7]	MEG Energy Corp.	6.500%	1/15/25	130	132
	MPLX LP	4.500%	4/15/38	396	446
	Occidental Petroleum Corp.	3.400%	4/15/26	330	338
	Occidental Petroleum Corp.	4.400%	8/15/49	100	102
	Petrobras Global Finance BV	6.250%	3/17/24	1,100	1,188
[3]	SA Global Sukuk Ltd.	0.946%	6/17/24	1,100	1,084
	Sabine Pass Liquefaction LLC	4.500%	5/15/30	350	396
	Southwestern Energy Co.	4.750%	2/1/32	100	105
[4,9,10,11]	Southwestern Energy Co. Bank Loan, 4M USD LIBOR + 2.500%	—%	6/22/27	265	265
	Suncor Energy Inc.	4.000%	11/15/47	147	165
[7]	Tap Rock Resources LLC	7.000%	10/1/26	70	73
[3,8]	TotalEnergies SE	1.750%	4/4/70	100	116
	TransCanada PipeLines Ltd.	4.100%	4/15/30	655	731
	Valero Energy Corp.	3.650%	12/1/51	370	368
[7]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	200	208
	Western Midstream Operating LP	5.300%	2/1/30	60	66
					17,760
Financials (7.3%)
	AerCap Ireland Capital DAC	3.150%	2/15/24	1,000	1,031
	AerCap Ireland Capital DAC	3.500%	1/15/25	565	591
	AerCap Ireland Capital DAC	2.450%	10/29/26	1,000	1,007
	AerCap Ireland Capital DAC	3.300%	1/30/32	650	663
	AerCap Ireland Capital DAC	3.850%	10/29/41	400	415
[3]	Air Lease Corp.	3.000%	2/1/30	275	276
[3,8]	Athene Global Funding	1.875%	6/23/23	300	351
[3,8]	Athene Global Funding	1.125%	9/2/25	100	117
[7]	Athene Global Funding	1.985%	8/19/28	750	730
[12]	Aviva plc	6.125%	11/14/36	100	158
[3,8]	Banco Bilbao Vizcaya Argentaria SA	2.575%	2/22/29	100	118
	Bank of America Corp.	0.976%	4/22/25	1,600	1,587
	Bank of America Corp.	1.734%	7/22/27	900	893
	Bank of America Corp.	2.687%	4/22/32	550	559
	Bank of America Corp.	2.972%	7/21/52	275	276
[3,12]	Barclays plc	3.125%	1/17/24	100	140
	Barclays plc	5.200%	5/12/26	1,000	1,119
	Barclays plc	3.811%	3/10/42	225	239
	Barclays plc	3.330%	11/24/42	500	508
	Berkshire Hathaway Finance Corp.	2.500%	1/15/51	200	186

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[7,8]	Blackstone Private Credit Fund	1.750%	11/30/26	100	113
[3,8]	Blackstone Property Partners Europe Holdings Sarl	0.500%	9/12/23	100	114
[3,8]	Blackstone Property Partners Europe Holdings Sarl	2.200%	7/24/25	100	120
[3,8]	BNP Paribas SA	0.500%	7/15/25	200	230
[7]	BNP Paribas SA	1.323%	1/13/27	1,000	973
[3,8]	CaixaBank SA	2.250%	4/17/30	100	118
	Chubb INA Holdings Inc.	4.350%	11/3/45	271	337
	Citigroup Inc.	4.125%	7/25/28	550	605
	Citigroup Inc.	2.561%	5/1/32	415	417
[3,8]	Commonwealth Bank of Australia	1.936%	10/3/29	200	236
[8]	Credit Agricole Assurances SA	4.250%	1/13/70	100	125
[3,8]	Danske Bank A/S	2.500%	6/21/29	100	119
[3]	Deutsche Bank AG	0.962%	11/8/23	2,200	2,194
	Deutsche Bank AG	2.129%	11/24/26	1,500	1,498
	Equitable Holdings Inc.	5.000%	4/20/48	150	188
[8]	Goldman Sachs Group Inc.	3.375%	3/27/25	200	251
	Goldman Sachs Group Inc.	3.750%	5/22/25	1,400	1,494
	Goldman Sachs Group Inc.	2.615%	4/22/32	275	276
	Goldman Sachs Group Inc.	2.908%	7/21/42	225	224
[12]	Hastings Group Finance plc	3.000%	5/24/25	100	142
[12]	HSBC Holdings plc	1.750%	7/24/27	200	267
	HSBC Holdings plc	2.206%	8/17/29	1,400	1,373
[3,8]	Intesa Sanpaolo SpA	1.000%	7/4/24	200	232
[3,8]	Intesa Sanpaolo SpA	0.625%	2/24/26	300	339
	JPMorgan Chase & Co.	2.069%	6/1/29	1,550	1,537
	JPMorgan Chase & Co.	3.157%	4/22/42	315	328
	Marsh & McLennan Cos. Inc.	2.900%	12/15/51	225	225
	Morgan Stanley	0.790%	5/30/25	1,350	1,332
[8]	Morgan Stanley	0.406%	10/29/27	100	113
	Morgan Stanley	4.300%	1/27/45	180	221
[3,8]	Nationwide Building Society	2.000%	7/25/29	200	236
[3,12]	NIBC Bank NV	3.125%	11/15/23	200	279
	Nomura Holdings Inc.	2.679%	7/16/30	200	200
[12]	Pension Insurance Corp. plc	6.500%	7/3/24	100	150
[12]	Phoenix Group Holdings plc	6.625%	12/18/25	100	157
	Prudential Financial Inc.	3.935%	12/7/49	250	293
[12]	Rothesay Life plc	8.000%	10/30/25	100	163
[12]	Scottish Widows Ltd.	5.500%	6/16/23	100	143
[4,9,10,11]	Setanta Aircraft Leasing DAC Bank Loan, 2M USD LIBOR + 2.000%	—%	11/5/28	400	400
	Synchrony Financial	3.950%	12/1/27	815	876
[3,12]	Virgin Money UK plc	2.625%	8/19/31	100	134
[3,12]	Wells Fargo Bank NA	5.250%	8/1/23	200	287
[3]	Westpac Banking Corp.	4.322%	11/23/31	905	979
	Westpac Banking Corp.	3.133%	11/18/41	500	496
	Willis North America Inc.	2.950%	9/15/29	904	928
					32,426
Health Care (2.4%)
	AbbVie Inc.	3.200%	11/21/29	678	726
	AbbVie Inc.	4.875%	11/14/48	452	585
	AbbVie Inc.	4.250%	11/21/49	170	204
[3]	AdventHealth Obligated Group	2.795%	11/15/51	350	346
	AmerisourceBergen Corp.	4.300%	12/15/47	300	352
	Anthem Inc.	3.650%	12/1/27	315	346
	Anthem Inc.	3.125%	5/15/50	135	139
	AstraZeneca plc	4.375%	8/17/48	311	401

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[7]	Bausch Health Cos. Inc.	6.125%	4/15/25	200	204
[7]	Bausch Health Cos. Inc.	5.250%	2/15/31	80	71
[7]	Baxter International Inc.	2.272%	12/1/28	225	227
[7]	Baxter International Inc.	3.132%	12/1/51	250	258
[3]	Beth Israel Lahey Health Inc.	3.080%	7/1/51	240	238
	Bristol-Myers Squibb Co.	2.350%	11/13/40	254	240
	Centene Corp.	2.450%	7/15/28	210	208
	CVS Health Corp.	4.300%	3/25/28	1,074	1,206
	CVS Health Corp.	1.750%	8/21/30	876	836
	GlaxoSmithKline Capital plc	3.375%	6/1/29	452	492
[4,9,10,11]	Medline Borrower LP Bank Loan, 12M USD LIBOR + 3.250%	—%	10/23/28	1,000	999
[7]	Option Care Health Inc.	4.375%	10/31/29	140	140
[7]	Roche Holdings Inc.	1.930%	12/13/28	450	453
[7]	Roche Holdings Inc.	2.076%	12/13/31	285	284
[7]	Tenet Healthcare Corp.	6.250%	2/1/27	130	134
[7]	Tenet Healthcare Corp.	4.250%	6/1/29	130	132
	UnitedHealth Group Inc.	2.750%	5/15/40	315	318
[3,8]	Utah Acquisition Sub Inc.	2.250%	11/22/24	200	241
[7]	Viatris Inc.	2.700%	6/22/30	339	340
[7]	Viatris Inc.	4.000%	6/22/50	735	786
					10,906
Industrials (4.1%)
[4,9,10,11]	AAdvantage Loyalty IP Ltd. Bank Loan, 4M USD LIBOR + 4.750%	—%	4/20/28	2,000	2,070
[7]	Air Canada	3.875%	8/15/26	200	205
[7]	Allison Transmission Inc.	4.750%	10/1/27	200	208
[7]	American Airlines Inc.	11.750%	7/15/25	140	174
[7]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	270	276
[7]	Aramark Services Inc.	5.000%	2/1/28	130	135
	Boeing Co.	4.875%	5/1/25	565	619
	Boeing Co.	5.150%	5/1/30	254	296
	Boeing Co.	5.705%	5/1/40	678	871
	Canadian Pacific Railway Co.	1.750%	12/2/26	120	121
	Canadian Pacific Railway Co.	2.450%	12/2/31	330	336
	Canadian Pacific Railway Co.	4.800%	8/1/45	515	662
[4,9,10,11]	Clean Harbors Inc. Bank Loan, 12M USD LIBOR + 2.000%	—%	10/8/28	1,000	998
	CSX Corp.	3.800%	11/1/46	283	320
[7]	Daimler Trucks Finance North America LLC	1.125%	12/14/23	680	680
[7]	Delta Air Lines Inc.	4.750%	10/20/28	1,130	1,236
[3,8]	easyJet plc	0.875%	6/11/25	100	114
	General Dynamics Corp.	3.750%	5/15/28	452	500
	General Dynamics Corp.	2.850%	6/1/41	226	231
[3,12]	Heathrow Funding Ltd.	6.750%	12/3/26	100	164
[7]	Hertz Corp.	4.625%	12/1/26	20	20
[7]	Hertz Corp.	5.000%	12/1/29	15	15
[7]	Huntington Ingalls Industries Inc.	2.043%	8/16/28	283	277
	Lockheed Martin Corp.	3.600%	3/1/35	113	126
	Lockheed Martin Corp.	3.800%	3/1/45	198	227
[7]	Mileage Plus Holdings LLC	6.500%	6/20/27	3,390	3,624
[7]	Performance Food Group Inc.	5.500%	10/15/27	130	136
	Raytheon Technologies Corp.	4.125%	11/16/28	283	317
	Raytheon Technologies Corp.	4.625%	11/16/48	170	218
[7]	Ritchie Bros Holdings Inc.	4.750%	12/15/31	145	151
	Rockwell Automation Inc.	2.800%	8/15/61	158	155

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[7]	Rolls-Royce plc	3.625%	10/14/25	180	183
[4,9,10,11]	SkyMiles IP Ltd. Bank Loan, 4M USD LIBOR + 3.750%	—%	10/20/27	1,714	1,810
[7]	TransDigm Inc.	6.250%	3/15/26	130	135
	TransDigm Inc.	4.875%	5/1/29	180	180
	Union Pacific Corp.	3.839%	3/20/60	170	200
[7]	United Airlines Inc.	4.375%	4/15/26	260	271
[7]	Vertiv Group Corp.	4.125%	11/15/28	140	142
[3,8]	Wizz Air Finance Co. BV	1.350%	1/19/24	100	115
					18,518
Materials (1.5%)
	Air Products and Chemicals Inc.	2.800%	5/15/50	113	115
	Allegheny Technologies Inc.	4.875%	10/1/29	140	140
[7]	Axalta Coating Systems LLC	4.750%	6/15/27	180	188
[3,8]	Berry Global Inc.	1.000%	1/15/25	200	229
[4,9,10,11]	Berry Global Inc. Bank Loan, 6M USD LIBOR + 1.750%	—%	7/1/26	1,000	993
[7]	Big River Steel LLC	6.625%	1/31/29	190	206
[7]	Canpack SA	3.875%	11/15/29	270	263
[7]	Chevron Phillips Chemical Co. LLC	3.400%	12/1/26	283	303
[7]	Cleveland-Cliffs Inc.	6.750%	3/15/26	130	138
	Dow Chemical Co.	2.100%	11/15/30	150	148
	Dow Chemical Co.	3.600%	11/15/50	50	54
[7]	Element Solutions Inc.	3.875%	9/1/28	270	273
	Freeport-McMoRan Inc.	4.250%	3/1/30	260	275
[3,8]	Glencore Finance Europe Ltd.	1.750%	3/17/25	100	119
[7]	Glencore Funding LLC	4.000%	3/27/27	339	366
[7]	Graphic Packaging International LLC	3.750%	2/1/30	120	121
[7]	Hudbay Minerals Inc.	4.500%	4/1/26	140	140
	LYB International Finance III LLC	3.375%	10/1/40	339	353
[7]	Minsur SA	4.500%	10/28/31	1,250	1,269
[7]	Olympus Water US Holding Corp.	4.250%	10/1/28	140	138
	Packaging Corp. of America	3.000%	12/15/29	113	118
	Packaging Corp. of America	3.050%	10/1/51	57	57
	Rio Tinto Finance USA Ltd.	2.750%	11/2/51	180	179
	Sherwin-Williams Co.	2.950%	8/15/29	226	238
	Sherwin-Williams Co.	3.300%	5/15/50	226	238
					6,661
Real Estate (1.3%)
[3,12]	Akelius Residential Property AB	2.375%	8/15/25	100	138
	Alexandria Real Estate Equities Inc.	3.000%	5/18/51	275	273
	American Homes 4 Rent LP	3.375%	7/15/51	135	137
	American Tower Corp.	1.450%	9/15/26	396	388
	American Tower Corp.	3.700%	10/15/49	170	182
[3,8]	Aroundtown SA	0.625%	7/9/25	200	230
[3,8]	Aroundtown SA	1.625%	7/15/70	100	109
	Brixmor Operating Partnership LP	2.250%	4/1/28	815	814
	Corporate Office Properties LP	2.250%	3/15/26	545	551
	Corporate Office Properties LP	2.000%	1/15/29	365	351
[8]	Digital Dutch Finco BV	0.625%	7/15/25	100	115
[8]	Fastighets AB Balder	1.875%	3/14/25	100	118
[12]	Hammerson plc	3.500%	10/27/25	100	137
	Healthpeak Properties Inc.	2.875%	1/15/31	550	572
[3,8]	Heimstaden Bostad AB	1.125%	1/21/26	200	232
[3]	Host Hotels & Resorts LP	2.900%	12/15/31	425	411
[3,8]	Logicor Financing Sarl	0.750%	7/15/24	100	115
[7]	MGM Growth Properties Operating Partnership LP	4.625%	6/15/25	190	203

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[3,8]	Samhallsbyggnadsbolaget i Norden AB	1.750%	1/14/25	100	117
	Simon Property Group LP	2.200%	2/1/31	315	309
	Simon Property Group LP	3.250%	9/13/49	135	139
[12]	Westfield America Management Ltd.	2.125%	3/30/25	100	136
					5,777
Technology (2.0%)
	Apple Inc.	1.200%	2/8/28	452	439
	Apple Inc.	2.375%	2/8/41	226	219
	Apple Inc.	4.250%	2/9/47	113	142
[7]	Clarivate Science Holdings Corp.	3.875%	7/1/28	140	141
[7]	CommScope Inc.	6.000%	3/1/26	100	104
	Dell International LLC	6.020%	6/15/26	1,130	1,309
[7]	Dell International LLC	3.375%	12/15/41	380	376
	Emerson Electric Co.	2.000%	12/21/28	1,300	1,299
	Emerson Electric Co.	2.200%	12/21/31	260	259
[7]	Fair Isaac Corp.	4.000%	6/15/28	200	205
	Global Payments Inc.	1.500%	11/15/24	170	170
	Global Payments Inc.	2.150%	1/15/27	350	352
[7]	HP Inc.	2.650%	6/17/31	396	391
[7]	II-VI Inc.	5.000%	12/15/29	140	143
	Intel Corp.	2.450%	11/15/29	452	468
	Intel Corp.	4.100%	5/19/46	186	220
	Microsoft Corp.	3.500%	2/12/35	283	324
	Microsoft Corp.	2.525%	6/1/50	141	138
[7]	MSCI Inc.	3.625%	11/1/31	200	208
	Oracle Corp.	2.500%	4/1/25	311	319
	Oracle Corp.	3.250%	5/15/30	424	438
	Oracle Corp.	4.000%	11/15/47	424	440
	salesforce.com Inc.	2.700%	7/15/41	678	676
[7]	SS&C Technologies Inc.	5.500%	9/30/27	75	79
	Western Digital Corp.	4.750%	2/15/26	190	208
					9,067
Utilities (2.1%)
[3]	AEP Transmission Co. LLC	3.650%	4/1/50	200	222
	Ameren Corp.	1.950%	3/15/27	100	100
	Ameren Corp.	1.750%	3/15/28	439	425
[3]	Appalachian Power Co.	2.700%	4/1/31	565	578
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	260	276
	Berkshire Hathaway Energy Co.	1.650%	5/15/31	226	214
	Berkshire Hathaway Energy Co.	4.250%	10/15/50	339	414
[7]	Calpine Corp.	4.500%	2/15/28	130	135
[7]	Calpine Corp.	5.125%	3/15/28	140	142
	CenterPoint Energy Inc.	2.950%	3/1/30	339	350
	CenterPoint Energy Inc.	3.700%	9/1/49	200	218
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	240	293
[3]	DTE Electric Co.	2.625%	3/1/31	226	233
	DTE Electric Co.	4.300%	7/1/44	226	275
	Duke Energy Corp.	3.300%	6/15/41	226	230
[3,8]	Enel SpA	3.375%	11/24/70	100	124
[3]	Exelon Corp.	3.950%	6/15/25	665	712
	FirstEnergy Corp.	2.650%	3/1/30	280	277
	NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	552	548
[7]	NextEra Energy Operating Partners LP	4.500%	9/15/27	140	151
	Pacific Gas & Electric Co.	3.150%	1/1/26	225	230
	Pacific Gas & Electric Co.	2.500%	2/1/31	57	54
	Pacific Gas & Electric Co.	4.500%	7/1/40	79	83

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Pacific Gas & Electric Co.	3.500%	8/1/50	57	53
	PECO Energy Co.	3.700%	9/15/47	500	566
	PG&E Corp.	5.250%	7/1/30	200	210
	Public Service Co. of Colorado	3.600%	9/15/42	565	624
[3]	Virginia Electric & Power Co.	3.500%	3/15/27	500	541
[3]	Virginia Electric & Power Co.	3.800%	9/15/47	200	227
[7]	Vistra Operations Co. LLC	5.000%	7/31/27	130	135
[12]	Western Power Distribution plc	3.625%	11/6/23	100	141
	Xcel Energy Inc.	2.350%	11/15/31	200	200
	Xcel Energy Inc.	3.500%	12/1/49	200	215
					9,196
Total Corporate Bonds (Cost $145,567)					145,501
Sovereign Bonds (8.6%)
[3]	Dominican Republic	5.875%	1/30/60	375	360
[3]	Empresa Nacional del Petroleo	5.250%	11/6/29	300	324
[3]	Federal Republic of Nigeria	7.625%	11/28/47	550	493
[3]	Federative Republic of Brazil	4.625%	1/13/28	750	783
[3]	Federative Republic of Brazil	4.750%	1/14/50	650	578
[3]	Finance Department Government of Sharjah	4.000%	7/28/50	450	407
[3]	Islamic Republic of Pakistan	8.875%	4/8/51	600	597
[3]	Kingdom of Bahrain	6.000%	9/19/44	700	635
[3]	Oman Government Bond	6.500%	3/8/47	450	446
[3,8]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	2.875%	10/25/25	800	968
[3,7]	Petroleos Mexicanos	6.700%	2/16/32	2,239	2,255
[3]	Republic of Colombia	2.625%	3/15/23	2,600	2,619
[3]	Republic of Colombia	4.125%	5/15/51	675	548
[3]	Republic of Ecuador	1.000%	7/31/35	1,100	721
[3]	Republic of El Salvador	7.625%	2/1/41	600	336
[3]	Republic of Guatemala	5.750%	6/6/22	430	438
[3]	Republic of Guatemala	4.500%	5/3/26	2,000	2,110
[3]	Republic of Honduras	7.500%	3/15/24	600	636
	Republic of Hungary	5.375%	2/21/23	6,900	7,249
	Republic of Hungary	5.375%	3/25/24	900	978
[8]	Republic of Hungary	1.625%	4/28/32	650	773
[3]	Republic of Panama	4.000%	9/22/24	1,600	1,700
[3]	Republic of Panama	4.500%	4/16/50	550	606
[3]	Republic of Paraguay	4.625%	1/25/23	1,001	1,038
[3]	Republic of Peru	3.600%	1/15/72	425	415
[3]	Republic of Uzbekistan International Bond	4.750%	2/20/24	550	574
[8]	Russian Federal Bond	1.125%	11/20/27	1,100	1,245
[3,8]	Serbia International Bond	1.500%	6/26/29	900	990
[3]	State of Qatar	4.500%	1/20/22	249	250
[3]	Ukraine Government Bond	7.750%	9/1/24	600	583
[3]	Ukraine Government Bond	6.876%	5/21/29	1,050	933
[3,13]	United Mexican States	7.750%	5/29/31	58,000	2,864
[3,13]	United Mexican States	8.500%	11/18/38	19,000	975
[3]	United Mexican States	3.771%	5/24/61	875	806
[3,7]	Uzbekneftegaz JSC	4.750%	11/16/28	1,100	1,060
Total Sovereign Bonds (Cost $38,869)					38,293

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (9.0%)
Money Market Fund (9.0%)
[14]	Vanguard Market Liquidity Fund (Cost $40,035)	0.090%	400,373	40,033
Total Investments (102.4%) (Cost $458,064)				457,033
Other Assets and Liabilities—Net (-2.4%)				(10,645)
Net Assets (100%)				446,388
Cost is in $000.
1	Securities with a value of $226,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $418,000 have been segregated as initial margin for open futures contracts.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of December 31, 2021.
5	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6	Interest-only security.
7	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the aggregate value was $38,254,000, representing 8.6% of net assets.
8	Face amount denominated in euro.
9	Represents an unsettled loan as of December 31, 2021. The coupon rate is not known until the settlement date.
10	Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At December 31, 2021, the aggregate value of these securities was $8,922,000, representing 2.0% of net assets.
11	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
12	Face amount denominated in British pounds.
13	Face amount denominated in Mexican pesos.
14	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12M—12-month.
2M—2-month.
4M—4-month.
6M—6-month.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2022	64	7,743	(1)
10-Year U.S. Treasury Note	March 2022	11	1,435	—
Long U.S. Treasury Bond	March 2022	38	6,097	(32)
Ultra 10-Year U.S. Treasury Note	March 2022	16	2,343	3
Ultra Long U.S. Treasury Bond	March 2022	26	5,125	(46)
				(76)

Short Futures Contracts
2-Year U.S. Treasury Note	March 2022	(16)	(3,491)	(1)
Euro-Bobl	March 2022	(31)	(4,703)	34
Euro-Bund	March 2022	(11)	(2,146)	34
Euro-Schatz	March 2022	(13)	(1,658)	3
				70
				(6)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
Barclays Bank plc	1/14/22	USD	11,362	EUR	10,068	—	(102)
BNP Paribas	1/14/22	USD	3,375	GBP	2,550	—	(77)
Goldman Sachs Bank USA	1/14/22	USD	2,900	MXN	61,780	—	(112)
Barclays Bank plc	1/14/22	USD	982	MXN	20,472	—	(17)
Barclays Bank plc	3/16/22	USD	2,584	RUB	196,530	9	—
						9	(308)
EUR—euro.
GBP—British pound.
MXN—Mexican peso.
RUB—Russian ruble.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Credit Protection Sold/Moody's Rating
AT&T Inc./Baa2	12/20/23	BARC	230	1.000	3	3	—	—
Republic of Chile/A1	12/20/26	GSI	3,000	1.000	43	20	23	—
					46	23	23	—
Credit Protection Purchased
Petroleos Mexicanos	12/20/26	BARC	2,000	(1.000)	186	207	—	(21)
					232	230	23	(21)
1 Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
GSI—Goldman Sachs International.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount (000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
3/16/24	3/16/22[1]	1,100[2]	0.000[3]	(0.250)[4]	25	6
3/16/25	3/16/22[1]	750[2]	0.000[3]	(0.500)[4]	19	7
1/4/27	N/A	11,868[5]	11.650[6]	(6.150)[7]	178	178
3/16/27	3/16/22[1]	600[2]	0.000[3]	(0.500)[4]	22	9
					244	200
1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Notional amount denominated in British pound.
3 Based on 1-Day Sterling Overnight Interbank Average Rate (SONIA) as of the most recent payment date. Interest payment received/paid annually.
4 Interest payment received/paid annually.
5 Notional amount denominated in Brazilian real.
6 Interest payment received/paid at maturity.
7 Based on 1-Day Overnight Brazil CETIP Interbank Deposit Rate as of the most recent payment date. Interest payment received/paid at maturity.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
D. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. Fluctuations in the value of the contracts are recorded as an asset (liability).
E. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
F. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
G. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.
H.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of December 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	221,152	—	221,152
Asset-Backed/Commercial Mortgage-Backed Securities	—	12,054	—	12,054
Corporate Bonds	—	145,501	—	145,501
Sovereign Bonds	—	38,293	—	38,293
Temporary Cash Investments	40,033	—	—	40,033
Total	40,033	417,000	—	457,033

Derivative Financial Instruments
Assets
Futures Contracts[1]	74	—	—	74
Forward Currency Contracts	—	9	—	9
Swap Contracts	200[1]	23	—	223
Total	274	32	—	306
Liabilities
Futures Contracts[1]	80	—	—	80
Forward Currency Contracts	—	308	—	308
Swap Contracts	—	21	—	21
Total	80	329	—	409
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.